Prepaid Expenses and Other Assets (Details) - Schedule of prepayments and other assets - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Prepaid expenses and other current assets：
Receivables from third parties	[1]	$ 359,994	$ 2,479,412
Rent deposits		13,629	211,224
Bid security			70,767
Others		87,231	10,119
Prepaid expenses and other current assets, gross		460,854	2,771,522
Bad debt provisions	[1]		(2,382,674)
Prepaid expenses and other current assets, net		460,854	388,848
Prepaid case acceptance fee	[2]	3,632,039	3,931,033
Others		65,636	10,313
Prepaid expenses and other non-current assets		3,697,675	3,941,346
Total		$ 4,158,529	$ 4,330,194

[1]	Receivables from third parties mainly includes funds lent to third parties. The Group established business partnership with these third parties and provided funds to support their business operation. Due to the third parties deteriorated financial position affected by COVID -19, the Group recorded bad debt expense for receivables from third parties of nil, $1,380,331 and $nil for the years ended December 31, 2020, 2021 and 2022, respectively, and wrote off the receivables and bad debt provision in 2022.
[2]	Prepaid case acceptance fee is the expense paid by the plaintiff in advance according to PRC law when the court decides to accept civil cases, economic dispute cases, maritime cases and administrative cases. The court charged the case acceptance fee of US$3.6 million in proportion to the claim amount of the lawsuit between the Group and Apple. The claim amount was RMB 10 billion, approximately US$1,450 million. The lawsuit is not expected to close within the one year and the amount is recognized in non-current portion of prepaid expenses.